UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 7, 2016 (December 5, 2016)

CAPSTONE TURBINE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-15957	95-4180883
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

21211 Nordhoff Street,
Chatsworth, California	91311
(Address of principal executive offices)	(Zip Code)

(818) 734-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrants’ Certifying Accountant.

On December 6, 2016, Capstone Turbine Corporation (the “Company”), as approved by the Audit Committee of its Board of Directors, engaged Marcum LLP (“Marcum”) as its new independent registered public accounting firm. In connection with Marcum’s engagement, KPMG LLP (“KPMG”) was dismissed as the Company’s independent registered public accounting firm as of December 5, 2016. KPMG has served as the Company’s independent registered public accounting firm since June 2012.

The audit reports of KPMG on the Company’s consolidated financial statements for the fiscal years ended March 31, 2016 and 2015 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of KPMG on the effectiveness of the Company’s internal control over financial reporting as of March 31, 2016 and 2015 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended March 31, 2016 and 2015, and the subsequent interim period through December 5, 2016, the date of KPMG’s dismissal, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of disagreements in connection with its reports. None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Company’s two most recent fiscal years and the subsequent interim period through December 5, 2016.

During the fiscal years ended March 31, 2016 and 2015, and the subsequent interim period through December 5, 2016, the date of KPMG’s dismissal, neither the Company, nor anyone on its behalf, consulted Marcum regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant’s financial statements, and no written report or oral advice was provided to the Company that Marcum concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided KPMG with a copy of the statements set forth above prior to the time this Current Report on Form 8-K was filed with the Securities and Exchange Commission (the “SEC”). The Company requested that KPMG furnish the Company with a letter addressed to the SEC stating whether KPMG agrees with the above statements. KPMG has furnished the requested letter, and it is attached as an exhibit to this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 16 – Letter from KPMG LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE TURBINE CORPORATION
Date: December 7, 2016	By:	/s/ JAYME L. BROOKS
Jayme L. Brooks Chief Financial Officer and Chief Accounting Officer

Exhibit Index

Exhibit	Description

Exhibit 16	Letter from KPMG LLP